UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(646) 291-2300

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics, LLC

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(646) 291-2300

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

December 31, 2025

(Date of reporting period)

Item 1. Annual Report to Shareholders

(a) The Report to Shareholders is attached herewith.

Renn Fund, Inc.

Annual Report

December 31, 2025

RENN Fund, Inc.

TABLE OF CONTENTS
December 31, 2025

Shareholder Letter	1
Performance Summary	2
Consolidated Financial Statements:
Consolidated Schedule of Investments	3
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Net Assets	9
Consolidated Financial Highlights	10
Consolidated Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	22
Other Information	23
Directors and Officers	25
Service Providers	28

RENN Fund, Inc.

Shareholder Letter

December 31, 2025 (Unaudited)

Dear Shareholders,

We are pleased to present the Renn Fund Inc. (“Fund”) Annual Report for the twelve-month period ending December 31, 2025. The Fund generated a modest positive (NAV) return for the year, despite strong operating results across most of the portfolio positions.

Risk assets continue to appreciate across the world, capping off an exceptional decade where major indexes—the S&P 500, MSCI ACWI, and MSCI ACWI Ex-USA—generated annualized returns of 14.82%, 11.72%, and 8.41%, respectively. These figures amount to multiples of approximately 4x, 3x, and 2.25x the initial investment. While these are all very strong absolute returns, an investment in the S&P 500 and its collection of large-capitalization U.S. companies generated a return 1.8x greater than the MSCI ACWI Ex-USA, which is comprised of large-capitalization international stocks.

The outperformance of the U.S. was driven almost exclusively by mega-capitalization stocks including Nvidia, Microsoft, Meta, Amazon, and Google. These companies generate prodigious amounts of cash flow to support valuations in the trillions. However, they are departing from their core businesses of chip design, software creation, enterprise cloud, social networking, and web search to develop highly capital-intensive computing power for artificial intelligence models. The requisite returns on capital of this spend are enormous and must come as a supplement to the already enormous legacy businesses.

AI development mirrors the buildout of the infrastructure that supports the internet. Ironically, these same companies were the largest beneficiaries of earlier tech booms, without contributing at all to the internet infrastructure capital expenditures. This time, these firms find themselves competing to fund AI infrastructure cap ex. Should this depress growth, profits, margins, cash flow, or all of the above, the U.S. market dominance will face an enormous headwind (by virtue of the index concentration).

The AI buildout will require an array of real assets including land, water, natural gas, copper, silver, iron (steel), and concrete. Most of these markets have finite capacity and extended lead times to add any incremental supply—but are being met with an unprecedented demand surge. These “old economy” real-asset enterprises may prove to be the actual AI beneficiaries, at least during the development phase.

Texas Pacific Land Corporation (“TPL”) is the largest position in the Fund, and largest detractor to performance for 2024. The company has a vast land and mineral portfolio concentrated in the Delaware Basin in Texas. The business was historically cyclically sensitive to oil and gas prices, as well as the related activities. This is evolving with nascent land, power and water businesses that are likely to be indispensable in supporting large scale data center development in the region. This transition in occurring in real time, but the associated cash flows remain several years out. Accordingly, the annual decline in oil prices (-20%) weighted on the share price.

FitLife Brands is the second largest position in the Fund, and third largest detractor to performance in 2025. The company is now in the 6th year of a very successful turn-around that has seen the shares rise over 9-fold since 2019. The new management team has taken the business from being overleveraged, generating negative EBITDA and highly dependent on third party retail distribution, to a highly profitable, growing direct to consumer health supplement supplier. This year marked a transition year for the company, with slight margin erosion from a shift towards higher wholesale revenues, and integration costs from the acquisition of Irwin Naturals. This should prove to be a minor deviation in the long-term growth of the company.

LandBridge Company is the third largest position in the Fund, and the second largest detractor to performance. Landbridge owns the surface land assets that are primarily utilized by its affiliate company, WaterBridge, to develop large water infrastructure assets in the Permian Basin. WaterBridge completed a successful public offering during the summer that elucidated the growth potential for both companies. However, the market incorrectly views their businesses as being sensitive to oil drilling activity, despite the preponderance of water that generated by legacy wells. The weakness in oil prices pressured the shares despite new infrastructure developments and nascent “powered land” potential for datacenters and power generation.

Apyx Medical is the fourth largest position in the Fund, the largest contributor to returns for the year. Apyx has been dependent on its Renuvion product line for cosmetic applications mostly related to skin tightening. The company commercially launched AYON Body Contouring System, that is a complementary system that removes fat while also tightening skin. This development led to a rebound in sales and the share price. Management believes that GLP-1 therapies offer a compelling market opportunity for both skin tightening after large weight loss, as well as body sculpting to remove residual fat.

We thank you for your continued confidence.

RENN Fund, Inc.

Performance Summary

December 31, 2025 (Unaudited)

Comparison of a Hypothetical $10,000 Investment
in the RENN Fund, Inc. and the S&P 500 Index*
For the Period July 1, 2017* through December 31, 2025

Average Annual Total Returns For the periods ended December 31, 2025
	One Year	Five Year	Average Annual Since Inception*
RENN Fund, Inc.	4.13%	8.07%	8.04%
S&P 500 Index	17.88%	14.42%	14.89%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Horizon Kinetics Asset Management LLC began serving as the Fund’s investment advisory on July 1, 2017. Previous periods during which time the Fund was advised by another investment advisor are not shown. Fund plot points and total returns are based on net change in NAV, assuming reinvestment of distributions. The Fund’s results as shown are net of fees. The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares. The S&P 500 Index is unmanaged and its returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. Investors cannot invest directly in an index.

RENN Fund, Inc.

Consolidated Schedule of Investments

As of December 31, 2025

Shares or Principal Amount	Company	Cost	Value
	MONEY MARKET FUNDS – 14.62%
107,649	Fidelity Government Cash Reserves Portfolio - Institutional Class, 3.50% (1)	$107,649	$107,649
2,792,097	Fidelity Investment Money Market Funds Government Portfolio - Class III, 3.42%(1)	2,792,097	2,792,097

	Total Money Market Funds	2,899,746	2,899,746

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
1,000,000	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014(2)(3)(6)	540,225	—

	Total Convertible Bonds	540,225	—

	COMMON EQUITIES – 84.21%
	Accomodations – 0.23%
2,000	Civeo Corp.(5)	54,150	45,740

	Communication Services – 0.03%
400	IG Port, Inc.	6,557	3,345
200	TOEI Animation Co. Ltd.	4,839	3,479
		11,396	6,824

	Electric Power Generation, Transmission and Distribution – 3.35%
54,000	Hawaiian Electric Industries, Inc.(3)	573,025	664,200

	Financial Services – 0.26%
973	Associated Cap Group - Class A	40,594	36,779
2	Fairfax Financial Holdings Ltd.(5)	2,734	3,816
416	Fairfax India Holdings Corp.(3)(5)(8)	6,734	7,280
2	White Mountains Insurance Group, Inc.(5)	3,456	4,156
		53,518	52,031

	Hospitality – 1.19%
7,300	Carnival Corp.(5)	104,635	222,942
50	Royal Caribbean Ltd.	2,940	13,946
		107,575	236,888
	COMMON EQUITIES – 84.21% (Continued)
	Industrial Specialties – 0.76%
100,000	Nocopi Technologies, Inc. (3)(8)	$150,000	$150,300

	Live Sports (Spectator Sports) – 1.56%
5,091	Big League Advance, LLC(2)(3)(4)	280,000	308,413

	Metal Mining – 5.37%
3	Anglo American PLC - ADR	46	62
580	Franco-Nevada Corp.(5)	83,192	120,222
19,510	Mesabi Trust	534,586	751,525
1	Valterra Platnium Ltd. - ADR	7	14
1,640	Wheaton Precious Metals Corp.(5)	68,954	192,733
		686,785	1,064,556

	Medicinal Chemicals and Botanical Products – 12.67%
154,456	FitLife Brands, Inc.(3)	9,131,687	2,512,999

	Oil and Gas – 28.33%
1,400	Liberty Energy, Inc.	27,247	25,844
19,595	Permian Basin Royalty Trust	304,211	332,723
808,445	PetroHunter Energy Corporation(2)(3)(6)	101,056	—
16,306	PrairieSky Royalty Ltd.	207,079	321,107
100	Sabine Royalty Trust	8,002	6,857
17,172	Texas Pacific Land Corp.	1,079,738	4,932,142
		1,727,333	5,618,673

	Other Financial Investment Activities – 3.87%
102,100	Urbana Corp.	408,583	722,271
6,900	Urbana Corp. Class A	23,305	45,997
		431,888	768,268

	Pipelines – 0.04%
201	Western Midstream Partners, LP.	8,773	7,940

	Real Estate – 0.03%
1	Aztec Land and Cattle Company, Ltd.	1,300	1,620
240	Tejon Ranch(3)	4,227	3,785
		5,527	5,405

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2025

Shares or Principal Amount	Company	Cost	Value
	COMMON EQUITIES – 84.21% (Continued)
	Real Estate Ops - Development – 1.01%
40,000	Bolt data and Energy, Inc. (2)(3)(4)	$200,000	$200,000
8	Fermi, Inc. (3)	230	64
		200,230	200,064

	Remediation and Other Water Management Services – 0.01%
100	Pure Cycle Corp.(3)	1,029	1,099

	Securities and Commodity Exchanges – 3.50%
720	Bakkt Holdings, Inc.(3)	16,978	7,229
3,000	CNSX Markets, Inc.(2)(3)(4)	13,502	15,299
837	Diamond Standard, Inc.(2)(3)(4)	7,533	7,525
240	Intercontinental Exchange, Inc.	30,806	38,870
7,000	Miami International, Inc.(3)(8)	105,000	310,660
4,855	Miami International Holdings, Inc.(3)	115,986	215,465
4,350	TXSE Group, Inc.(2)(3)(4)	100,050	100,050
		389,855	695,098

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 2.86%
1,652	Grayscale Bitcoin Mini Trust(3)	39,871	63,982
4	Grayscale Ethereum Classic Trust(3)	46	26
7,282	Grayscale Bitcoin Trust(3)	249,806	497,798
114	iShares Bitcoin Trust(3)	4,037	5,660
4	iShares Silver Trust ETF(3)	111	258
		293,871	567,724

	Software Publisher – 1.01%
11,621	SB Technology, Inc.(2)(3)(4)	199,997	199,997

	Support Activities for Water Transportation – 5.30%
21,448	Landbridge Company LLC	368,273	1,050,738

	Surgical & Medical Instruments & Apparatus – 10.85%
615,000	Apyx Medical Corp.(3)	1,470,958	2,152,500

	Water, Sewage and Other Systems – 1.98%
19,664	Waterbridge Infrastructure LLC - Class A.(3)	393,280	393,477

	Total Common Equities	16,539,150	16,702,934
	OPEN ENDED MUTUAL FUNDS – 0.10%
824	Kinetics Spin-Off and Corporate Restructuring Fund(7)	$13,168	$19,331

	Total Open Ended Mutual Funds	13,168	19,331

	PREFERRED STOCKS – 1.65%
22,633	Diamond Standard, Inc. Junior-1 Preferred(2)(3)(4)	135,800	236,968
8,333	Diamond Standard, Inc. Junior-2 Preferred(2)(3)(4)	49,998	89,830

	Total Preferred Stocks	185,798	326,798

	WARRANTS – 0.16%
1,066	Miami International Holdings, Inc., Exercise Price: $7.50, Expiration Date: March 31, 2026(2)(3)(4)	—	31,468

	Total Warrants	—	31,468

TOTAL INVESTMENTS – 100.74%		20,178,087	19,980,277
LIABILITIES LESS OTHER ASSETS – (0.74)%			(147,134)
NET ASSETS – 100.00%			$19,833,143

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2025

Shares or Principal Amount	Company	Proceeds	Value
	SECURITIES SOLD SHORT – (0.08)%
	EXCHANGE TRADED FUNDS – (0.07)%
(64)	Direxion Daily Energy Bear 2X Shares ETF	$(1,316)	$(1,273)
(231)	Direxion Daily Gold Miners Index Bear 2X Shares ETF	(10,474)	(1,718)
(468)	Direxion Daily Junior Gold Miners Index Bear 2X Shares ETF	(9,830)	(1,231)
(145)	Direxion Daily S&P Biotech Bear 3X Shares ETF	(7,487)	(3,054)
(31)	Direxion Daily S&P Oil & Gas Bear 2X Shares ETF	(273)	(280)
(15)	ProShares Ultra VIX Short-Term Futures ETF(3)	(2,331)	(539)
(76)	ProShares UltraShort ETF(3)	(1,137)	(406)
(1)	ProShares UltraShort Bitcoin ETF	(42)	(44)
(51)	ProShares UltraShort Bloomberg Natural Gas ETF(3)	(1,642)	(1,799)
(35)	ProShares UltraShort Energy ETF	(1,185)	(1,138)
(61)	ProShares UltraShort NASDAQ ETF	(681)	(578)
(78)	ProShares VIX Short-Term Futures ETF(3)	(4,589)	(2,000)
(8)	2X Long Vix Futures ETF(3)(5)	(89)	(46)

	Total Exchange Traded Funds	(41,076)	(14,106)

Shares or Principal Amount	Company	Proceeds	Value
	EXCHANGE TRADED NOTES – (0.01)%
(102)	iPath Series B S&P VIX Short-Term Futures ETN(3)(5)	$(6,553)	$(2,700)

	Total Exchange Traded Notes	(6,553)	(2,700)

	TOTAL SECURITIES SOLD SHORT – (0.08)%	$(47,629)	$(16,806)

ADR - American Depository Receipt

(1)	The rate is the annualized seven-day yield at period end.

(2)	See Annual Report Note 5 - Fair Value Measurements.

(3)	Non-Income Producing.

(4)	Security is a private company thats is illiquid and valued at fair value.

(5)	Foreign security denominated in U.S. Dollars.

(6)	The PetroHunter Energy Corporation (“PetroHunter”) securities are in bankruptcy. The securities are valued at fair value.

(7)	Affiliated security, given that the security is managed by the same Investment Advisor as the Fund.

(8)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $468,240, which represents 2.36% of Net Assets.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2025 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	14.62%
Convertible Bonds	0.00%
Common Equities
Accommodations	0.23%
Communication Services	0.03%
Electric Power Generation, Transmission and Distribution	3.35%
Financial Services	0.26%
Hospitality	1.19%
Industrial Specialties	0.76%
Live Sports (Spectator Sports)	1.56%
Metal Mining	5.37%
Medicinal Chemicals and Botanical Products	12.67%
Oil and Gas	28.33%
Other Financial Investment Activities	3.87%
Pipelines	0.04%
Real Estate	0.03%
Real Estate Ops - Development	1.01%
Remediation and Other Water Management Services	0.01%
Securities and Commodity Exchanges	3.50%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	2.86%
Software Publisher	1.01%
Support Activities for Water Transportation	5.30%
Surgical & Medical Instruments & Apparatus	10.85%
Water, Sewage and Other Systems	1.98%
Total Common Equities	84.21%
Open Ended Mutual Funds	0.10%
Preferred Stocks	1.65%
Warrants	0.16%
Total Investments	100.74%
Liabilities Less Other Assets	(0.74%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Assets and Liabilities

December 31, 2025

ASSETS
Investments in securities, at value:
Unaffiliated investments (cost $20,164,919)	$19,960,946
Affiliated investments (cost $13,168)	19,331
Cash	35,641
Cash held at broker	39,310
Receivables:
Investments sold	18
Dividends and interest receivable	14,436
Prepaid expenses and other assets	7,951
Total assets	20,077,633

LIABILITIES
Securities sold short, at value (proceeds $47,629)	16,806
Payables:
Investment securities purchased	152,923
Auditing fees	32,910
Fund administration and accounting fees	19,613
Printing and postage	7,841
Legal expense	6,592
Custody fees	5,368
Accrued other expenses	2,437
Total liabilities	244,490

NET ASSETS	$19,833,143

Paid-in-capital	33,165,735
Total accumulated deficit	(13,332,592)
NET ASSETS	19,833,143

Shares outstanding no par value (unlimited shares authorized)	7,015,786

Net asset value, offering and redemption price per share	$2.83

Market Price Per Common Share	$2.57

Market Price (Discount) to Net Asset Value Per Common Share	(9.19)%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Operations

For The Year Ended December 31, 2025

INVESTMENT INCOME
Income
Dividends from unaffiliated investments (net of withholding tax of $40,610) (See Note 7)	$168,140
Dividends from affiliated investments (net of withholding tax of $—)	35
Interest	159,294
Total investment income	327,469

Expenses
Fund accounting and administration fees	100,009
Shareholder reporting fees	45,162
Professional fees	32,910
Custody fees	29,359
Transfer agent fees and expenses	28,641
Directors’ fees	21,530
Stock exchange listing fees	17,452
Insurance fees	16,997
Interest on securities sold short	1,154
Dividends on securities sold short	411
Miscellaneous expenses	18,008
Total expenses	311,633
Net investment income	15,836

Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Unaffiliated Investments	60,180
Affiliated Investments	56,134
Securities sold short	91
Distributions received from affiliated investment companies	2,185
Foreign currency transactions	21
Net realized gain	118,611
Net change in unrealized appreciation/depreciation on:
Unaffiliated Investments	638,838
Affiliated Investments	(7,317)
Securities sold short	27,948
Foreign currency translations	7
Net change in unrealized appreciation/depreciation	659,476
Net realized and unrealized loss	778,087

Net Increase in Net Assets from Operations	$793,923

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment income	$15,836	$98,250
Net realized gain (loss) on investments, securities sold short, long term capital gain on mutual fund and foreign currency transactions	118,611	(20,410)
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	659,476	5,431,481
Net increase resulting from operations	793,923	5,509,321

Distributions to Shareholders
From net investment income	(150,503)	(156,950)
Net decrease resulting from distributions	(150,503)	(156,950)

Total increase in net assets	643,420	5,352,371

Net Assets
Beginning of period	19,189,723	13,837,352
End of period	$19,833,143	$19,189,723

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Financial Highlights

For a capital share outstanding throughout each period
	For the Year Ended December 31,
	2025	2024	2023	2022		2021
Net asset value, beginning of period	$2.74	$1.97	$2.11	$2.85		$1.99
Income from Investment Operations:
Net investment income (loss)(1)	0.00	0.01	0.00 (2)	(0.00	)(2)	(0.03)
Net realized and unrealized gain (loss) on investments	0.11	0.78	(0.12)	(0.65)		0.91
Total from investment operations	0.11	0.79	(0.12)	(0.65)		0.88

Less Distributions:
From net investment income	(0.02)	(0.02)	(0.02)	0.00	(2)	(0.02)
Total distributions	(0.02)	(0.02)	(0.02)	0.00		(0.02)

Capital Share Transactions
Dilutive effect of rights offering	—	—	—	(0.09	)(4)	—

Net asset value, end of period	$2.83	$2.74	$1.97	$2.11		$2.85
Per-share market value, end of period	$2.57	$2.23	$1.71	$1.81		$2.65

Total net asset value return(3)	4.13%	40.33%	(5.82%)	(25.82%)		44.40%
Total market value return(3)	16.19%	31.58%	(4.70%)	(31.62%)		56.40%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$19,833	$19,190	$13,837	$14,828		$16,979

Ratio of expenses to average net assets(5)	1.56%	1.68%	1.87%	1.55%		1.45%
Ratio of net investment income (loss) to average net assets(5)	0.08%	0.60%	0.07%	(0.12%)		(1.01%)

Portfolio turnover rate	3%	2%	3%	2%		14%

(1)	Based on average shares outstanding for the period.

(2)	Rounds to less than 0.005.

(3)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Represents the impact of the Fund’s rights offering of 1,063,830 common shares in January 2022 at a subscription price based on a formula. See Note 11 for more information.

(5)	The expense and net investment income (loss) ratios do not nclude income or expenses of the exchanged traded funds or open end mutual fund in which the Fund invests.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Notes to Financial Statements

As of December 31, 2025

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments. In addition, the Fund may sell short stocks, exchange traded funds and exchange traded notes.

Horizon Kinetics Asset Management LLC (“Horizon” or the “Investment Advisor”), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics Holding Corporation (OTC: HKHC), serves as the Fund’s investment manager and is responsible for the Fund’s investment portfolio, subject to the supervision of the Board of Directors. Horizon has served as the Fund’s investment advisor since July 1, 2017.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Investment Advisor to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the Financial Highlights for the Fund is the information utilized for the day-to-day management of the Fund. There are no resources allocated to the Fund based on performance measurements. The Investment Advisor is deemed to be the Chief Operating Decision Maker (“CODM”) with respect to the Fund’s investment decisions.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

On December 5, 2017, The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s Annual Report. As of December 31, 2025 total assets of the Fund were $20,077,633, of which $1,551,625, or approximately 7.73%, represented the Fund’s ownership of the Subsidiary.

The Fund can invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked, bitcoin, and other cryptocurrency linked instruments consistent with the Fund’s investment objectives and policies. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However the Fund wholly owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and net capital gains will be included each year in the Fund’s investment company taxable income.

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Fund follows the provisions of Accounting Standards Codification ASC 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), which requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2022 through 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities may be segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Short-Term Investments

The Fund invested a significant amount (14.08% of its net assets as of December 31, 2025) in the Fidelity Investment Money Market Government Portfolio Fund – Class III (“FCGXX”). FCGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FCGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FCGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FCGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FCGXX.

FCGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2025 annual report of Fidelity Investment Money Market Government Portfolio Fund – Class III was 0.43%.

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantial delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Bitcoin Risk: The Fund may invest in investments related to bitcoin. Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. Since the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s investments related to bitcoin. Bitcoin transactions are irrevocable and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s investments related to bitcoin. The Fund’s investments related to bitcoin may trade at a premium or discount to the net asset value. The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers, but they may charge significant fees for processing transactions.

As bitcoins have grown in popularity, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the U.S. Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of the Fund’s investments related to bitcoin or the ability of the Fund’s investments related to bitcoin to continue to operate.

Short-Selling Risk: The Fund can sell securities short to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur interest or other expenses in selling securities short and such expenses are investment expenses of the Fund.

Investments in Leveraged/Inverse ETFs and ETNs: The Fund may invest long or short in leveraged/inverse ETFs and ETNs. Leveraged/inverse ETFs and ETNs are designed for investors who seek leveraged long or leveraged inverse exposure, as applicable, to the daily performance of an index. These instruments do not guarantee any return of principal and do not pay any interest during their term. In general, investors will be entitled to receive a cash payment, upon early redemption or upon acceleration, as applicable, that will be linked to the performance of an underlying index, plus a daily accrual and less a daily investor fee. Investors should be willing to forgo interest payments and, if the index on which the ETF or ETN is based declines or increases, as applicable, be willing to lose up to 100% of their investment. In many instances a leveraged or inverse ETF or ETN will seek to provide an investor with a corresponding

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

multiple of the index it tracks (e.g., a three times leveraged long ETF that tracks the S&P 500 Index seeks to provide investors with three times the positive rate of return of the S&P 500 Index on a daily basis). Such ETFs and ETNs are very sensitive to changes in the level of their corresponding index, and returns may be negatively impacted in complex ways by the volatility of the corresponding index on a daily or intraday basis.

Sector Concentration Risk: The Fund may, at certain times, have concentrations in one or more sectors which may cause the Fund to more sensitive to economic changes or events occurring in those sectors. As of December 31, 2025, the Fund had 28.33% invested in the Oil and Gas sector.

Oil and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by natural disasters or other catastrophes, economic conditions, government regulation, etc.

Note 4 – Investment Advisory Agreement

The Fund entered in to an Investment Advisor Agreement (the “Agreement”) with Horizon. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

Note 5 – Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, the Fund’s Board of Directors’ valuation designee. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets
Money Market Funds	$2,899,746	$—	$—	$2,899,746
Convertible Bonds	—	—	—	—
Common Equities	15,403,410	468,240	831,284	16,702,934
Open Ended Mutual Funds	19,331	—	—	19,331
Preferred Stocks	—	—	326,798	326,798
Warrants	—	—	31,468	31,468
Total Investments	$18,322,487	$468,240	$1,189,550	$19,980,277

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Exchange Traded Funds	$14,106	$—	$—	$14,106
Exchange Traded Notes	2,700	—	—	2,700
Total Liabilities	$16,806	$—	$—	$16,806

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Convertible Bonds	Common Equities	Preferred Stocks	Warrants	Total
Beginning balance December 31, 2024	$—	$443,392	$185,798	$7,249	$636,439
Transfers into Level 3 during the period	—	—	135,800	—	135,800
Change in unrealized appreciation/(depreciation)	—	190,972	141,000	24,219	356,191
Total realized gain/(loss)	—	—	—	—	—
Purchases	—	507,580	—	—	507,580
Sales	—	—	—	—
Return of capital distributions	—	—	—	—	—
Transfers out of Level 3 during the period	—	(310,660)	(135,800)	—	(446,460)
Ending balance December 31, 2025	$—	$831,284	$326,798	$31,468	$1,189,550

The change in unrealized appreciation for level 3 securities as of December 31, 2025 was $197,711.

Investments in portfolio companies are being classified as Level 3. At December 31, 2025, Petrohunter Energy Corporation was valued at $0 due to bankruptcy proceedings and thus qualifies as a Level 3 security. Also at December 31, 2025, Big League Advance, LLC., Bolt Data and Energy, Inc., CNSX Markets, Inc., Diamond Standard, Inc., Miami International Holdings, Inc.(Warrants), SB Technology, Inc., and TXSE Group, Inc. were private companies and the shares and/or warrants were illiquid, thus qualifying as Level 3 securities. The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for these investments classified as Level 3 as of December 31, 2025:

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Unobservable Input*	Input Range	Valuation Weighted Average of Input***	Value at 12/31/25	Impact to Valuation from an Increase in Input**
Petrohunter Energy Corporation
Convertible Bond	Asset Approach	Bankruptcy Recovery	$0.00	N/A	$0	Increase
Common Stock	Asset Approach	Bankruptcy Recovery	$0.00	N/A	$0	Increase
Big League Advance, LLC
Common Stock	Option Pricing Method	Precedent Transaction	$60.58	N/A	$308,413	Increase
Bolt Data and Energy, Inc.
Common Stock	Cost Approach	Precedent Transaction	$5.00	N/A	$200,000	Increase
CNSX Markets, Inc
Common Stock	Recent Transactions	Precedent Transaction	$7.00	N/A	$15,299	Increase

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Unobservable Input*	Input Range	Valuation Weighted Average of Input***	Value at 12/31/25	Impact to Valuation from an Increase in Input**
Diamond Standard, Inc.
Common Stock	Option Pricing Method	Precedent Transaction	$8.99	N/A	$7,525	Increase
		Discount for Lack of Marketability	7.5%	N/A		Decrease
Preferred Stock-	Option Pricing Method	Volatility	115.1%	N/A	$236,968	Increase
Junior 1		Risk Free Rate	3.7%	N/A		Increase
Preferred Stock-	Option Pricing Method	Volatility	115.1%	N/A	$89,830	Increase
Junior 2		Risk Free Rate	3.7%	N/A		Increase
Miami International Holdings, Inc.
Warrant	Black Scholes	Volatility	30%	N/A	$31,468	Increase
SB Technology, Inc.
Common Stock	Cost Approach	Precedent Transaction	$17.21	N/A	$199,997	Increase
TXSE Group, Inc.
Common Stock	Cost Approach	Precedent Transaction	$23.00	N/A	$100,050	Increase

*

The Investment Advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

**

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

***	Inputs shown do not represent a range, but rather distinct inputs. Since there is no range, a weighted average calculation does not apply.

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise.

Note 6 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or any investment which is advised or sponsored by the advisor. In this instance, affiliation is based on the fact that the Kinetics Spin-off and Corporate Restructuring Fund is advised by Horizon, the same Investment Advisor to the Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2025 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

							Dividends and Distributions
Name of Issuer and Title of Issue	Value Beginning of Year	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Year	Capital Gains	Income
Horizon Kinetics Equity Opportunities
Fund, L.P.	$—	$64,250	$120,384	$56,134	$—	$—	$—	$—
Kinetics Spin-off and Corporate
Restructuring Fund	$26,648	$—	$—	$—	$(7,317)	$19,331	$2,181	$35
Total	$26,648	$64,250	$120,384	$56,134	$(7,317)	$19,331	$2,181	$35

Name of Issuer and Title of Issue	Shares Beginning of Year	Purchases	Sales	Stock Split	Shares End of Year
Horizon Kinetics Equity
Opportunities Fund, L.P.	—	1	1	—	—
Kinetics Spin-off and Corporate
Restructuring Fund	824	—	—	—	824
Total	824	1	1	—	824

Note 7 – Federal Income Tax Information

At December 31, 2025, gross unrealized appreciation and depreciation on investments and securities sold short, based on cost for federal income tax purposes, were as follows:

Cost of investments	$20,308,789
Gross unrealized appreciation	$6,962,091
Gross unrealized depreciation	(7,307,409)
Net unrealized depreciation	$(345,318)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in grantor trusts and passive foreign investment companies (PFICs).

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2025, permanent differences in book and tax accounting have been reclassified as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
$(67,458)	$67,458

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$161,109
Undistributed long-term capital gains	—
Tax accumulated earnings	161,109
Accumulated capital and other losses	(13,148,375)
Net unrealized depreciation on investments	(345,318)
Net unrealized appreciation on foreign currency translations	(8)
Total accumulated deficit	$(13,332,592)

As of December 31, 2025, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$66,253
Long-term	13,082,122
$13,148,375

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

During the tax year ended December 31, 2025, the Fund utilized $59,306 and $67,741 of its short-term non-expiring capital loss carryforward.

The tax character of distributions paid during the tax years ended December 31, 2025 and 2024 were as follows:

Distributions paid from:	2025	2024
Ordinary income	$150,503	$156,950
Net long-term capital gains	—	—
Total distributions paid	$150,503	$156,950

As of December 31, 2025, the Fund had accumulated withholding tax included on the Consolidated Statement of Operations. The foreign withholding of tax by country is as follows:

2025
Cayman Islands	$37,209
Canada	3,392
Japan	9
Total foreign withholding tax	$40,610

Note 8 – Investment Transactions

For the year ended December 31, 2025, purchases and sales of investments, excluding short-term investments, were $1,928,518 and $508,071, respectively. During the same period, purchase and sales of securities sold short or securities covered, were $28,613 and $149 respectively.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2025

Note 9 – Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrow money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The Fund did not utilize the Fidelity Brokerage Services LLC margin account during the year ended December 31, 2025. At December 31, 2025 the Fund had no outstanding borrowings under the margin account.

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Capital Share Transactions

On January 21, 2022, the Fund issued 1,063,830 common shares in connection with a rights offering. Stockholders of record December 10, 2021 were issued non-transferable rights for every share owned on that date. The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration date. The final subscription price was $1.98 per share, which resulted in proceeds to the Fund of $2,106,383, which included securities transferred in kind with a market value of $171,162. Horizon paid all expenses relating to the offering.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of RENN Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of RENN Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated statement of cash flows for the year then ended, and the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2025, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, the consolidated cash flows for the year then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2017.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, brokers and private companies; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2026

RENN Fund, Inc.

Other Information

December 31, 2025 (Unaudited)

Qualified Dividend Income

For the year ended December 31, 2025, 15.56% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended December 31, 2025, 14.74% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. A copy of each such Form N-PORT is available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 495-7330. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 495-7330 and on the SEC’s website at www.sec.gov.

Matters Submitted for Shareholder Votes

The 2025 Annual Meeting of Shareholders (“Annual Meeting”) of RENN Fund Inc. (the “Fund”), was held on September 18, 2025. Shareholders voted on the six proposals and cast their votes as described below.

The record date for determination of shareholders entitled to vote was July 22, 2025. As of the record date, there were outstanding 7,015,786 shares of the Fund’s common stock, constituting all the outstanding voting securities of the Fund. Each such share was entitled to one vote. At the Meeting, the holders of 5,583,715 shares, or 80%, of the Fund’s common stock were represented in person or by proxy, constituting a quorum.

For all proposals, percentages shown are based on the number of the outstanding voting securities of the Fund. The issues presented and the results of the voting thereon are as follows:

Proposals One through Five – The individuals listed below were elected at the Annual Meeting to serve as Directors of the Fund until the next Annual Meeting of shareholders or until their successors are duly elected and qualified.

At the Annual Meeting, a vote by ballot was taken to elect Douglas J. Cohen, Russell Cleveland, Alice C. Brennan, Anita L. Allen, and Melinda J. Newman as Directors of the Fund, who are to hold office for a term of one (1) year or until their successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of common stock voted in the election of the directors and do hereby declare and certify that votes cast in the election of the directors were as follows:

Proposal		For	Against	Abstained	Broker Non-Votes	% Votes Total Proxy Shares	% Votes Total Shares Voted
1	Douglas J. Cohen	4,889,250	682,997	11,468	0	69.69%	87.56%
2	Russell Cleveland	4,837,413	734,832	11,470	0	68.95%	86.63%
3	Alice C. Brennan	4,895,659	682,953	5,103	0	69.78%	87.68%
4	Anita L. Allen	4,886,631	681,345	15,822	0	69.65%	87.51%
5	Melinda J. Newman	4,886,631	681,310	15,774	0	69.65%	87.52%

Proposal Six - At the Annual Meeting, a management proposal to ratify the appointment of Tait, Weller & Baker LLP as The Fund’s independent registered public accounting firm for fiscal year 2025 was approved.

RENN Fund, Inc.

Other Information (CONTINUED)
December 31, 2025 (Unaudited)

A vote by ballot was taken for the ratification of the appointment of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2025. The Inspector of Elections conducted the voting and counted and determined the number of shares of common stock voted with respect to the proposal and do hereby declare and certify that the votes cast for the ratification of the appointment of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2025 were as follows:

Proposal	For	Against	Abstained	Broker Non- Votes	% Votes Total Proxy Shares	% Votes Total Shares Voted
6	5,566,720	1,221	15,774	0	79.35%	99.70%

RENN Fund, Inc.

Directors and Officers

December 31, 2025 (Unaudited)

Interested Directors and Officers:
Name, Age and Address	Positions Held	Term of Office and Length of Service	Position(s) Held with the Fund, Principal Occupation(s) Current Portfolios in Fund During Past 5 Years, and Other Directorships
Murray Stahl(1) 470 Park Avenue South New York, NY 10016 Age: 72	President of the Fund, Chief Executive Officer, and Co-Portfolio Manager	Since July 2017

Chief Executive Officer, and Chief Investment Strategist of Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC (a registered investment advisor) (principal occupation).

Other Directorships:

Director, MSRH, LLC (2013 to present); Chief Executive Officer of FRMO Corp. (OTC:FRMO) (2001 to present), Director of Miami International Holdings, Inc. (NYSE:MIAX) (2025 to present), Director, Kinetics Mutual Funds, Inc. (2000 to 2025); Director, Bermuda Stock Exchange (2014 to present); Director, Texas Pacific Land Corp. (2021 to present); Chairman, Minneapolis Grain Exchange (2013 to present);

Russell Cleveland(2) 11520 N Central Expy Suite 162 Dallas, TX 75243 Age: 87	Director of the Fund	Since 1994

Director of AnchorFree, Inc. (2012 – 2018); Director of iSatori, Inc., formerly a Portfolio company (Nutraceutical Preparations) (2003 – 2015); Director of Cover-All Technologies, Inc., a non-portfolio public Company (Insurance Software Licensing and Maintenance (2003 – 2015); Director of Access Plans, Inc. (Direct Mail and Advertising) (2008 – 2009); Director of BPO Management Services, Inc. (Business Process Outsourcing) (2006 – 2011); Director of CaminoSoft (Systems Software) (2004-2011); Director, RENN Universal Growth Investment Trust, PLC (1994 – 2015).

Alice C. Brennan 470 Park Avenue South, New York, New York 10016 Age: 73	Director of the Fund	Since July 2017

Independent Consultant (legal and compliance risk oversight) (2014 to present); Director, Greenback Renewal Energy Company II (Sustainable Infrastructure Company (2022 to present); Director, the FRMO Corp. (OTC: FRMO) (2021 to present); Director, Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC (a registered investment advisor) (2024 to present); Director, National Association of Corporate Directors NJ (since 2022); Associate General Counsel & Chief Compliance Officer, Verizon Wireless (2000 - 2014).

RENN Fund, Inc.

DIRECTORS AND OFFICERS (Continued)
December 31, 2025 (Unaudited)

Independent Directors
Name, Age and Address	Positions Held	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
Douglas Cohen, CPA 470 Park Avenue South New York, New York 10016 Age: 64	Director of the Fund Chairman of the Board	Since December 2022

Chief Financial Officer, Sunrise Credit Services, Inc. (2005 - 2021); Accounting Manager, Wagner & Zwerman, LLP (1997 - 2005); Senior Accountant, Leon D. Alpern & Company (1985 - 1997); Independent Director, Kinetics Mutual Funds (since 2001).

Anita L. Allen, CPA 470 Park Avenue South New York, NY 10016 Age: 68	Director of the Fund	Since June 2024

Independent Consultant (principal occupation) (2005 to present)

Consulting Partner, KPMG (1993 - 2005); Director, Currant, Inc, (since 2015); Director, Tingley Rubber Corporation (2016 - 2020); Director, National Association of Corporate Directors NJ (since 2014); Board President, The Center for Hope & Safety (2005 - 2014).

Melinda J. Newman 470 Park Avenue South, New York, NY 10016 Age: 60	Director of the Fund	Since June 2024

Senior Vice-President and Credit Team Leader, TCW Group (2015-2021); Senior Vice-President and Head of Corporate Credit Research, First Pacific Advisors, LLC (2013 - 2015); Managing Director and Senior Portfolio Manager, Post Advisory Group LLC (2004 - 2012); Director, FRMO Corp (since 2025), Director, Algoma Steel (TSX: ASTL; NASDAQ: ASTL) (Since 2025), Director, Wharton Alumni for Boards (since 2023).

RENN Fund, Inc.

DIRECTORS AND OFFICERS (Continued)
December 31, 2025 (Unaudited)

Other Officers
Name, Age and Address	Positions Held	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
Jay Kesslen 470 Park Avenue South New York, NY 10016 Age: 53	Vice-President	Since July 2017

General Counsel, Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC (a registered Investment adviser) (Principal occupation) (2011 to present); Chief Compliance Officer, Horizon Kinetics LLC (2015 -2016); Vice-President and General Counsel, Consensus Mining and Seigniorage Corporation (Cryptocurrency Mining) (2022 to present) General Counsel, the FRMO Corp. (OTC: FRMO) (2014 to present)

Alun Williams 470 Park Avenue South New York, NY 10016 Age: 54	Treasurer	Since February 2021

Chief Operating Officer, Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC (a registered Investment adviser) (since 2021), Director of Trading and Operations (2011 - 2021); Director, Consensus Mining and Seigniorage Corporation (Cryptocurrency Mining) (2021 to present)

Russell Grimaldi 470 Park Avenue South New York, NY 10016 Age: 45	Chief Compliance Officer Secretary	Since December 2024 Since 2017

Chief Compliance Officer and Associate General Counsel, Horizon Kinetics Holding Corporation (OTC: HKHC), parent company of Horizon Kinetics Asset Management LLC, (a registered Investment adviser) (Principal occupation) (2011 to present); Secretary, Consensus Mining and Seigniorage Corporation (Cryptocurrency Mining) (2021 to present).

(1)

Murray Stahl is a member of the Board of Directors (the “Board”) of Texas Pacific Land Corporation (“TPL”) and Miami International Exchange (“MIAX”), both of which are public companies the share of which trade on the New York Stock Exchange. He is also a member of the Board of Directors of the Renn Fund, Inc. (“Renn”), which is managed by Horizon Kinetics Asset Management LLC (“HKAM”). Officers, directors and employees of HKAM may also hold substantial amounts of TPL and MIAX, both directly and indirectly, in their personal accounts. HKAM seeks to address potential conflicts of interest through the adoption of various policies and procedures, which include both electronic and physical safeguards. All personal and proprietary trading is also subject to HKAM’s Code of Ethics and is monitored by the firm’s Legal and Compliance Department. As a result of Murray Stahl being on the Board of TPL and MIAX, he does not have any trading authority over shares of TPL or MIAX. All trading decisions for TPL and MIAX in Murray Stahl’s personal accounts and in client accounts and funds where he remains a portfolio manager has been delegated to another portfolio manager.

(2)

Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a Director and limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

RENN Fund, Inc.

Service Providers

December 31, 2025 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Kinetics Asset Management LLC — 8th Floor South
470 Park Avenue South
New York, NY 10016
Phone: (646) 291-2300
Fax: (646) 403-3597
Website: https://horizonkinetics.com/products/closed-end-funds/renn/

Registrar and Transfer Agent

Equiniti Trust Company, LLC (“EQ”)
28 Liberty Street, Floor 53
New York, NY 10005
Phone: (877) 749-4980

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
Phone: (215) 979-8800

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(b) Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Mr. Douglas Cohen is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended December 31, 2025. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP for the year ended December 31, 2025 and for the year ended December 31, 2024.

	2025	2024
Fee Category	Fees	Fees

Audit Fee	$29,000	$29,000
Audit-Related Fees	$-	$-
Tax Fees	$4,000	$4,000
Total Fees	$33,000	$33,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP for the year ended December 31, 2025 and for the year ended December 31, 2024, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2025	FYE 12/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2025	FYE 12/31/2024
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

The Registrant has an Audit Committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Registrant’s Audit Committee are Douglas Cohen and Alice C. Brennan.

Item 6. Schedule of Investments.

(a)	See the Annual Report to Shareholders under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included in Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	INTRODUCTION AND OVERVIEW

Horizon Kinetics Asset Management LLC (“Horizon” or the “Investment Advisor”), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics Holding Corporation (OTC: HKHC), has adopted these Proxy Voting Policies and Procedures (“Proxy Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Horizon is the investment adviser to retail and institutional separate accounts, various private funds, and a registered investment company, Kinetics Mutual Funds, Inc., which invests all of its investable assets in a corresponding portfolio series of the Kinetics Portfolio Trust (collectively the investment products managed by the Adviser, referred to herein as the “Clients”). Horizon is also sub-adviser to certain UCITs products, a closed-end fund and acts as sub-adviser to registered investment companies.

Pursuant to these Policies and Procedures, the Adviser shall vote proxies (a) on behalf of Kinetics Portfolios Trust (b) the RENN Fund, Inc. and (c) on behalf of their other Clients, for whom the Adviser has been given and agreed to accept voting authority. The fundamental guideline followed by the Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interests of their Clients and the values of the investments.

II.	ADMINISTRATION

Proxy Voting Administration Through the Institutional Shareholder Services System: The Adviser has delegated responsibility for the administration of proxy voting to Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation.

Responsibilities of ISS:

a.	process all proxies received in connection with underlying portfolio securities held by the Adviser’s Clients;

b.	apply ISS’ proxy voting procedures (hereinafter, the “ISS Proxy Voting Guidelines”), which the Adviser has reviewed, analyzed, and determined to be consistent with the views of the Adviser on the various types of proxy proposals[1]; and

c.	maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of ISS.

[1]	In cases where ISS cannot provide a recommendation, they will notify the Adviser, or otherwise will vote “No.”

Responsibilities of the Adviser:

The Adviser’s Policies and Procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current ISS Proxy Voting Guidelines Summary is attached hereto at Appendix A and is incorporated herein by reference.

The Adviser, as appropriate, authorize and instruct each Client’s custodian to forward all proxy statements and ballots directly to ISS, who votes the proxies. The Adviser reviews and updates ISS’ Client list on a periodic basis.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS does not provide a recommendation, ISS notifies the Adviser’s Proxy Administrator and the Legal and Compliance Department. The Proxy Administrator will review the proxy with the Chief Compliance Officer (“CCO”), General Counsel (“GS”) or Chief Investment Strategist (“CIS”), or their delegate(s), to determine whether the Adviser should vote the proxy. In determining whether to vote a particular proxy, the Adviser will consider a variety of factors, including, but not limited to, the costs associated with voting, whether the proxy is in a foreign market and the feasibility of registering in that market, and the potential benefit derived from the vote. If the Adviser determines to vote the proxy, the Proxy Administrator will instruct ISS accordingly.

In evaluating how to vote a proxy, the CCO, GC, CIS, or their delegate(s) may consider a variety of factors, including, but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups, and independent proxy research services. The CCO, GC, CIS, or their delegate(s) will use his or her best judgment in voting proxies on behalf of Clients.

Proxy Administrator. The Adviser designates the General Counsel, or his designee(s) as its Proxy Administrator (“Proxy Administrator”). In addition to the duties described above, the Proxy Administrator also reviews questions and responds to inquiries from Clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

Monitoring the ISS Proxy Voting Guidelines. Periodically, on request, the Adviser will require ISS to provide a report and/or representation that all proxies voted by ISS on behalf of the Adviser’s Clients during the applicable period were voted in accordance with the ISS Proxy Voting Guidelines.

The CCO, GC or CIS of the Adviser and the Proxy Administrator shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Adviser’s views on the various types of proposals covered by the ISS Proxy Voting Guidelines. The CCO, GC or CIS will also review any material changes made by ISS to the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, the Adviser will consider, among other things, whether the Guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interest of its Clients. The Adviser also shall review the Adviser’s Proxy Policies and Procedures and the ISS Proxy Voting Guidelines to make certain that both comply with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre- determined proxy voting guidelines, which the Adviser believes is in the best interests of their clients. The adherence to pre-determined proxy voting guidelines by the Adviser and ISS helps reduce conflicts of interests and helps ensure that proxy votes are cast in accordance with the best interests of the Adviser’s Clients.

Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of the Adviser, the proxy will be voted strictly in conformity with the recommendation of ISS.

To the extent ISS has a conflict of interest as it relates to the recommendation of a proxy proposal, the Adviser has established measures reasonably designed to identify and address ISS’ conflicts of interest. The Adviser has contractually agreed with ISS such that ISS is required to immediately notify the Adviser if ISS believes there exists a conflict with its obligation to issue proxy proposal recommendations. Such notice shall contain a disclosure which shall enable the Adviser to (a) understand the relationship or interest and the steps taken by ISS to mitigate the conflict, and (b) make an assessment of the reliability or objectivity of the recommendation. The Adviser shall also periodically review the ISS report detailing the reasoning behind particular proposal recommendations and in instances where the Adviser determines the reasoning is biased or otherwise inconsistent with ISS’ obligations, the Adviser shall review and vote such proxy proposals without regard to ISS’ recommendation. Moreover, the Adviser shall conduct periodic due diligence on ISS, with a goal of identifying any material relationships with publicly traded companies that may create potential conflicts of interest in the future. The Adviser will memorialize instances where they were conflicted and instances where the Adviser or ISS determine that ISS is conflicted.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the CCO, GC or CIS of the Adviser. The CCO, GC or CIS of the Adviser would then provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

In the case of Kinetics Portfolios Trust, the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Portfolio to the Board of Trustees of Kinetics Portfolios Trust at the next formal meeting of the Portfolio’s Board of Trustees.

In the case of the RENN Fund, Inc., the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by the fund to the Board of Directors of the RENN Fund, Inc. at the next formal meeting of the fund’s Board of Directors.

In the case of accounts and funds other than Kinetics Portfolios Trust and the RENN Fund, Inc., the Adviser: (i) shall maintain an appropriate record of each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by an Other Client.

As a matter of policy, the employees of the Adviser who manages proxy voting through ISS shall not be influenced by outside sources.

III.	REPORTING AND RECORD RETENTION

The Adviser or ISS will maintain the following records relating to proxy votes cast under these Proxy Policies and Procedures.

I.	A copy of these Proxy Policies and Procedures.

II.	A copy of the ISS Proxy Voting Guidelines.

III.	A copy of proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC’s EDGAR system).

IV.	Records of each vote cast on behalf of Clients including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Adviser casts its vote on the matter; (viii) how the Adviser casts their votes (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Adviser casts their votes for or against management.

IV.	A copy of any document created by the CCO or Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a Client or that memorialized the basis for the decision.

V.	A copy of each written Client request for proxy voting information and a copy of any written response by the Adviser.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

The most recent copy of the Proxy Policies and Procedures are available on HK’s website at www.horizonkinetics.com, as well as www.kineticsfunds.com. Questions related to the Advisers’ Proxy Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

Horizon Kinetics LLC Attn:

Proxy Administrator

470 Park Avenue South

New York, NY 10016

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Murray Stahl serves as the President, Chief Executive Officer, Chief Financial Officer, and Co-Portfolio Manager of the Fund since 2017.

Mr. Stahl is the Chief Investment Strategist for Horizon Kinetics Asset Management LLC (“Horizon”), the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics Holding Corporation (OTC: HKHC). He is compensated by an annual salary and dividends as a shareholder of Horizon Kinetics Holding Corporation. The Fund does not have an incentive fee arrangement. In addition to the Fund and as of December 31, 2025, Mr. Stahl, through Horizon, is responsible for the oversight and management of 10 other registered investment companies with assets of $2.1 billion, 18 other pooled investment vehicles with assets of $1.9 billion and 13 non-pooled accounts in which an advisory fee is based on performance with assets of $105 million, and 669 other accounts with assets of $2.1 billion. Mr. Stahl’s value of his ownership in the Fund was above $1,000,000 at December 31, 2025.

Mr. Stahl is a member of the Board of Directors of Texas Pacific Land Corporation (NYSE: TPL), a position he has held since 2021, and is a member of the Board of Directors of Miami International Holdings, Inc. (NYSE: MIAX), a position he has held since 2025. As TPL is a significant holding in the Fund and other accounts managed by Horizon, and MIAX is a position in the Fund and in various client accounts, the Investment Adviser seeks to address potential conflicts of interest through the adoption of various policies and procedures, which include both electronic and physical safeguards. Mr. Stahl does not exercise discretion over shares of TPL or MIAX held within the Fund or any other account; rather, discretion rests with the Fund’s other Co-Portfolio Managers.

Steven Bregman serves as Co-Portfolio Manager of the Fund since 2021.

Mr. Bregman is the President of Horizon Kinetics Asset Management LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics Holding Corporation (OTC: HKHC). He is compensated by an annual salary and distributions as a shareholder of Horizon Kinetics Holding Corporation. The Fund does not have an incentive fee arrangement. As of December 31, 2025, Mr. Bregman, through Horizon, is responsible for the oversight and management of 9 other registered investment companies with assets of $3.5 billion, 11 other pooled investment vehicles with assets of $1.1 billion, 2 non-pooled accounts in which the advisory fee is based on performance with assets of $0.67 million, and 1084 other accounts with assets of $1.2 billion. Mr. Bregman’s value of his ownership in the Fund was between $1 - $10,000 at December 31, 2025.

Peter Doyle serves as Co-Portfolio Manager of the Fund since 2021.

Mr. Doyle is Managing Director of Horizon Kinetics Asset Management, LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics Holding Corporation (OTC: HKHC). He is compensated by an annual salary and distributions as a shareholder of Horizon Kinetics Holding Corporation. The Fund does not have an incentive fee arrangement. As of December 31, 2025, Mr. Doyle, through Horizon, is responsible for the oversight and management of 10 other registered investment companies with assets of $3.5 billion, 11 other pooled investment vehicles with assets of $1.6 billion in which the advisory fee is based on performance, and 126 other accounts with assets of $170 million. Mr. Doyle’s value of his ownership in the Fund was between $10,001 - $50,000 at December 31, 2025.

Item 14. Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934. Purchases of the Fund’s shares during the year ended December 31, 2025 by Affiliated Purchasers described in this paragraph are outlined in the table below.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares* (or Units) Purchased	(b) Average Price Paid per Share (of unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2025	24,099	$2.64	-	-
February 2025	23,958	2.72	-	-
March 2025	26,764	2.65	-	-
April 2025	27,258	2.50	-	-
May 2025	27,188	2.67	-	-
June 2025	23,704	2.64	-	-
July 2025	24,812	2.64	-	-
August 2025	23,730	2.63	-	-
September 2025	23,736	2.65	-	-
October 2025	26,106	2.61	-	-
November 2025	21,546	2.64	-	-
December 2025	24,992	2.50	-	-

*	Certain Affiliated Purchasers may own shares indirectly through other entities and disclaim beneficial ownership over all or a portion of their shares reported herein.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Principal Financial Officer and Chief Executive Officer

Date: March 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Principal Financial Officer and Chief Executive Officer

Date: March 9, 2026